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                                                                    EXHIBIT 10.5
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                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is entered into as of March ___, 1997, between STEVEN E. BERNSTEIN, an individual ("Pledgor") and SBA COMMUNICATIONS CORPORATION, a Florida corporation ("Pledgee").

                              PRELIMINARY STATEMENT
                              ---------------------

         A. Pledgor has executed that certain Promissory Note, of even date herewith (the "Note"), evidencing the obligation of Pledgor to pay to Pledgee $3,500,000.00 plus accrued interest thereon.

         B. To secure repayment of the Note, Pledgor has granted to Pledgee a security interest in the Collateral (as defined below), subject to the terms and conditions of this Agreement.

         C. In  consideration  of Ten  Dollars  ($10.00),  and  other  good  and
valuable   consideration,   the  receipt   and   adequacy  of  which  is  hereby
acknowledged, the parties hereby agree as follows.

                  1.  Pledge of  Collateral.  Pledgor  hereby  grants  Pledgee a
                      ---------------------
security interest in the following property of Pledgor (collectively, the "Collateral"): (a) Eight Hundred Twenty Three Thousand Five Hundred and Thirty (823,530) shares of Class B common stock ($.01 par value per share) of Pledgee, which Pledgor has delivered to Pledgee in the form of stock certificate No. 2. Pledgee shall hold the Collateral under the terms and conditions of this Agreement.

                  2.  Obligations   Secured.   The  security   interest  in  the
                      ---------------------
Collateral granted hereby secures payment and performance of all liabilities of Pledgor to Pledgee under the Note (all of Pledgor's liabilities and obligations under the Note being hereinafter referred to as the "Obligations").

                  3. Rights of Pledgee with Respect to the  Collateral.  Pledgee
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shall have the right but not the  obligation to (a) protect,  preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral, and (b) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to the Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid. Pledgee shall use reasonable care in the custody and preservation of the Collateral, but Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor.

                  4.   Pledgor's   Representations   and   Warranties.   Pledgor
                       ----------------------------------------------
represents and warrants that (a) Pledgor is and will be the lawful owner of the Collateral, (b) the Collateral is and will be fully paid and non-assessable, (c) the Collateral is and will remain free and clear of all liens, encumbrances and
security   interests  other  than  the  security  interest  granted  by  Pledgor hereunder, and (d) Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof.
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                  5.  Voting of  Collateral.  While  Pledgor  is not in  default
                      ---------------------
hereunder or under the Note, Pledgor may vote the stock herein pledged as the Collateral.

                  6. Dividends and Other Distributions.  While Pledgor is not in
                     ---------------------------------
default hereunder, Pledgor shall retain rights to (a) all dividends and other cash distributions payable to Pledgor as a result of Pledgor's record ownership of any of the Collateral, and (b) any stock dividends, stock splits or other distributions of securities in respect of the Collateral. Any such dividends, splits or distributions under clause (b) above shall become part of the Collateral.

                  7. Pledgor's  Default.  Pledgor shall be in default  hereunder
                     ------------------
upon the occurrence of any of the following events:

     (a) If any lien, encumbrance or adverse claim of any nature whatsoever (other than those created by Pledgee) is asserted with respect to any Collateral and is not dismissed, released or discharged within ninety (90) days; or

     (b) If Pledgor fails to pay or perform any of the Obligations by the date when such payment or performance is due.

                  8. Pledgee's  Rights upon Default.  Upon the occurrence of any
                     ------------------------------
default as defined in the preceding section, Pledgee may, if Pledgee so elects in its sole discretion, exercise all rights available to a secured party under the Uniform Commercial Code as then in effect in the State of Florida and under any other applicable law.

                  9. Application of Sale Proceeds. In the event of a sale of the
                     ----------------------------
Collateral upon a default, the proceeds shall first be applied to the payment of the reasonable expenses of the sale, including broker's commissions, reasonable attorneys' fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; second, to satisfy outstanding Obligations; and third, the surplus (if any) shall be paid to Pledgor.

                  10. Termination.  Upon payment in full of the Obligations, any
                      -----------
remaining Collateral shall be promptly returned to Pledgor.

                  11. Miscellaneous.
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     (a) This  Agreement  shall be governed by and construed in accordance  with the internal laws of the State of Florida, without regard to the principles of conflicts of laws.

     (b) All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, other legal representatives, heirs and permitted assigns, whether so expressed or not. Any rights given or duties imposed upon the estate of a deceased shareholder shall inure to the benefit of and be binding upon the fiduciary of such decedent's estate in his fiduciary capacity.


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     (c) This Agreement may not be changed or terminated  orally,  but only by a writing signed by the party against whom enforcement of such change or termination is sought.

     (d) If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

     (e) THIS AGREEMENT IS WITHOUT ANY RECOURSE WHATSOEVER AGAINST PLEDGOR. IN ANY ACTION BROUGHT TO ENFORCE THE OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT OR UNDER THE NOTE, THE JUDGMENT OR DECREE SHALL BE ENFORCEABLE AGAINST PLEDGOR ONLY TO THE EXTENT OF PLEDGOR'S INTEREST IN THE COLLATERAL, AND ANY SUCH JUDGMENT OR DECREE SHALL NOT BE SUBJECT TO EXECUTION ON, OR BE A LIEN ON ASSETS OF, PLEDGOR (OTHER THAN PLEDGOR'S INTERESTS IN THE COLLATERAL). IN NO EVENT SHALL PLEDGEE SEEK OR OBTAIN A DEFICIENCY OR OTHER MONEY JUDGMENT AGAINST PLEDGOR.

         This Agreement has been executed by Pledgor and Pledgee as of the date first set forth above.


                                    PLEDGOR:

                                     /s/ Steven E. Bernstein
                                    ----------------------------------
                                    STEVEN E. BERNSTEIN


                                    PLEDGEE:

                                    SBA COMMUNICATIONS CORPORATION,
                                        a Florida corporation

                                          /s/ Steven E. Bernstein
                                    By:______________________________
                                        Steven E. Bernstein, President


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